KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments - March 31, 2021 (Unaudited)

COMMON STOCKS - 36.80%	Shares	Value
Accommodation - 1.02%
Civeo Corporation - ADR*	18,833	$288,333

Aerospace and Defense - 3.62%
CACI International, Inc. - Class A*	4,124	1,017,226
Elbit Systems Ltd. - ADR^	10	1,430
		1,018,656
All Other Miscellaneous Store Retailers (except Tobacco Stores) - 0.01%
Wilmar International Ltd.	400	1,612

Diversified Financials - 0.29%
Euronext NV	800	80,588

European Exchanges - 0.36%
Deutsche Boerse AG	600	99,703

Funds, Trusts, and Other Financial Vehicles - 1.95%
Mesabi Trust^	18,300	550,464

Industrial Machinery Manufacturing - 0.38%
TerraVest Industries Inc.*	8,000	106,565

Management of Companies and Enterprises - 3.44%
Associated Capital Group, Inc. - Class A	2,400	86,064
Galaxy Digital Holdings Ltd.*	43,400	883,057
		969,121
Mining (except Oil and Gas) - 3.08%
Franco-Nevada Corporation - ADR	3,600	451,044
NovaGold Resources, Inc. - ADR*	4,000	35,040
Wheaton Precious Metals Corporation - ADR	10,000	382,100
		868,184
Oil and Gas Extraction - 16.31%
Texas Pacific Land Corporation[c]	2,890	4,593,453

Other Exchanges - 0.15%
ASX Ltd.	800	43,173

Other Financial Investment Activities - 0.80%
Brookfield Asset Management, Inc. - Class A - ADR	4,000	178,000
Burford Capital Limited	300	2,597
GAMCO Investors, Inc. - Class A	200	3,710
Morgan Group Holding Co.*[f]	53	424
Omni Bridgeway Ltd.	15,000	39,990
		224,721
Other Investment Pools and Funds - 0.35%
Partners Value Investments LP*[g]	2,193	99,468

Other Pipeline Transportation - 0.03%
Rubis SCA	200	9,475

Other Telecommunications - 0.00%
Liberty Latin America Limited - Class A - ADR*	9	115
Liberty Latin America Limited - Class C - ADR*	22	286
		401
Real Estate - 0.55%
DREAM Unlimited Corp.[f]	100	1,799
PrairieSky Royalty Limited	14,300	154,186
		155,985
Securities and Commodity Exchanges - 0.35%
B3 SA - Brasil Bolsa Balcao	10,000	97,128

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.58%
CME Group, Inc.	500	102,115
IntercontinentalExchange Group, Inc.	500	55,840
Japan Exchange Group Inc. - ADR*^	400	4,720
		162,675
Support Activities for Mining - 0.07%
Maverix Metals Inc. - ADR^	4,000	21,080

Support Activities for Water Transportation - 2.01%
Braemar Shipping Services plc*	2,200	6,066
Clarkson plc	11,100	420,820
Siem Industries, Inc. - ADR*[f]	5,500	138,710
		565,596
Transportation Equipment Manufacturing - 1.45%
The Boeing Company*	1,600	407,552

TOTAL COMMON STOCKS
(cost $4,712,180)		10,363,933

PREFERRED STOCKS - 0.04%
Other Investment Pools and Funds - 0.04%
Partners Value Investments LP - Class A*[g]	515	11,459

TOTAL PREFERRED STOCKS
(cost $9,785)		11,459

UNIT INVESTMENT TRUST - 27.81%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 27.81%
Grayscale Bitcoin Trust*^[c]	156,520	7,832,261

TOTAL UNIT INVESTMENT TRUST
(cost $236,525)		7,832,261

	Principal
CONVERTIBLE BONDS - 0.00%	Amount	Value
Department Stores - 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019ef	41,080	488

TOTAL CONVERTIBLE BONDS
(cost $41,080)		488

WARRANTS - 0.03%	Shares
Other Investment Pools and Funds - 0.03%
Partners Value Investments LP Expiration: 06/30/2026,	1,893	8,661
Exercise Price: 32.45 CAD*g

TOTAL WARRANTS
(cost $7,160)		8,661

TOTAL INVESTMENTS - 64.68%
(cost $5,006,730)		$18,216,802

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
^
- This security or a portion of this security was out on loan at March 31, 2021. Total loaned securities had a market value of $718,585 at March 31, 2021. The total collateral for the loaned securities was cash in the amount of $740,908.

[c]	- Significant Investment - Greater than 5% of net assets.
[e]	- Default or other conditions exist and the security is not presently accruing income.
[f]	- Level 2 Investment.
[g]	- Illiquid.
ADR	- American Depository Receipt.
CAD	- Canadian Dollars.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin- off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2021, 0.80%, 0.42%, 2.19%, 0.00%, 0.25% and 0.64% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Multi-Disciplinary Income Portfolio, respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at March 31, 2021.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio's net assets as of March 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,123,532	$140,933	$99,468	$10,363,933
Unit Investment Trust	7,832,261	–	–	7,832,261
Preferred Stocks	–	–	11,459	11,459
Convertible Bonds	–	488	–	488
Warrants	–	–	8,661	8,661
Total Investments in Securities	$17,955,793	$141,421	$119,588	$18,216,802

During the quarter ended March 31, 2021, there was a transfer of $20,120 out of Level 2 into Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2020	$105,572
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	14,016
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2021	$119,588

Description	Fair Value at 3/31/2021	Valuation Techniques	Unobservable Input	Range
Common Stocks	$99,468	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$46.05 - $57.00

Preferred Stocks	$11,459	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$20.27 - $24.94

Warrants	$8,661	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$5.00 - $6.25
_________________________________________
^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.